UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22795
                                                    -----------

              First Trust Intermediate Duration Preferred & Income
        ----------------------------------------------------------------
            Fund (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period:  April 30, 2017
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                                     FIRST TRUST
                                                           INTERMEDIATE DURATION
                                                   PREFERRED & INCOME FUND (FPF)

--------------------------------------------------------------------------------

                                                              SEMI-ANNUAL REPORT
                                                        FOR THE SIX MONTHS ENDED
                                                                  APRIL 30, 2017


STONEBRIDGE
Advisors LLC
                                                                     FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2017 (UNAUDITED)

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   4
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  13
Statement of Operations.....................................................  14
Statements of Changes in Net Assets.........................................  15
Statement of Cash Flows.....................................................  16
Financial Highlights........................................................  17
Notes to Financial Statements...............................................  18
Additional Information......................................................  24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Intermediate Duration Preferred & Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                           APRIL 30, 2017 (UNAUDITED)

Dear Shareholders:

Thank you for your investment in the First Trust Intermediate Duration Preferred & Income Fund (the "Fund").

The year 2016 was a historic year all over the world. Many will remember some of the events that occurred during the year: from the Brexit vote in the UK to leave the European Union, to the results of the U.S. Presidential Election which seemed unlikely at the beginning of 2016, to the first World Series Championship for the Chicago Cubs in 108 years!

First Trust Advisors L.P. ("First Trust") is pleased to provide you with this semi-annual report which contains detailed information about your investment. Additionally, First Trust has compiled the Fund's financial statements for you to review. We encourage you to read this report and discuss it with your financial advisor.

On November 8, 2016, Donald J. Trump was elected to become the 45th president in our country's history. As I write this, he has just hit his 100th day in office, always a historic marker for pundits, politicians, and voters. While no one has a crystal ball and the ability to predict how the Trump administration will shape the United States (and the world), there is no doubt that his populist message resonated for many Americans. His message of improving lives for the "average" American, while reducing the size and scope of the federal government, also won him millions of votes. Many of his supporters believe that with his background in business, Trump will make policy changes that will continue to grow the economy and spur stock markets even higher. Many analysts predicted the Dow Jones Industrial Average would hit a new benchmark, 20,000, in the first days of the New Year. It took until January 25, 2017, but the Dow finally traded over 20,000 on that day. On March 1, 2017, the Dow went past 21,000, a new record. As with all change and a new administration, only time will tell where our economy and the markets will go.

As of December 31, 2016, the S&P 500(R) Index (the "Index") was up 11.96% for the year, on a total return basis, as measured by Bloomberg. As of April 30, 2017, the Index was up 7.16% (calendar year-to-date). The current bull market (measuring from March 9, 2009 through April 28, 2017) is the second longest in history, but lags the longest bull market by 4.17 years, according to Bespoke Investment Group. We remain bullish on the economy, but continue to have a long-term perspective. We believe investors should think long-term as well, since no one can predict volatility and the inevitable ups and downs that occur in the market.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue our relentless focus on bringing the types of investments that we believe could help you reach your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE"
APRIL 30, 2017 (UNAUDITED)


------------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FPF
Common Share Price                                                      $23.61
Common Share Net Asset Value ("NAV")                                    $24.44
Premium (Discount) to NAV                                                (3.40)%
Net Assets Applicable to Common Shares                          $1,484,889,363
Current Monthly Distribution per Common Share (1)                      $0.1525
Current Annualized Distribution per Common Share                       $1.8300
Current Distribution Rate on Closing Common Share Price (2)               7.75%
Current Distribution Rate on NAV (2)                                      7.49%
------------------------------------------------------------------------------

------------------------------------------------------------
      COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------------
            Common Share Price          NAV
4/16              23.02                22.95
                  22.80                22.81
                  22.99                22.90
                  22.89                23.06
5/16              23.10                23.20
                  23.03                23.09
                  23.05                23.08
                  23.26                23.03
6/16              23.03                22.94
                  23.45                23.01
                  23.51                23.05
                  23.48                23.32
                  23.67                23.53
7/16              23.61                23.71
                  23.51                23.66
                  23.51                23.79
                  23.51                23.90
8/16              23.35                24.02
                  23.42                23.95
                  23.14                23.96
                  22.93                23.75
                  23.27                23.97
9/16              23.34                23.89
                  22.92                23.84
                  22.53                23.76
                  22.96                23.98
10/16             22.76                24.01
                  22.20                23.73
                  21.23                23.42
                  21.30                23.21
11/16             21.54                23.24
                  21.65                23.01
                  21.71                23.11
                  21.80                23.18
                  22.34                23.32
12/16             22.69                23.15
                  22.84                23.39
                  23.25                23.57
                  22.96                23.57
1/17              23.10                23.75
                  23.27                23.74
                  23.38                23.82
                  23.41                23.94
2/17              23.64                24.05
                  23.39                24.03
                  22.63                23.84
                  23.16                23.96
                  23.23                24.06
3/17              23.24                24.14
                  23.57                24.08
                  23.65                24.09
                  23.57                24.21
4/17              23.61                24.44


------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Average Annual Total Returns
                                                          6 Months Ended         1 Year Ended         Inception (5/23/13)
                                                             4/30/17               4/30/17                 to 4/30/17
FUND PERFORMANCE (3)
NAV                                                           6.18%                 15.92%                   9.50%
Market Value                                                  8.73%                 11.64%                   7.28%

INDEX PERFORMANCE
BofA Merrill Lynch Fixed Rate Preferred Securities Index      2.99%                  6.50%                   5.86%
BofA Merrill Lynch U.S. Capital Securities Index              1.97%                  7.57%                   5.07%
Blended Index(4)                                              2.48%                  7.04%                   5.48%
------------------------------------------------------------------------------------------------------------------------------


(1) Most recent distribution paid or declared through 4/30/2017. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2017. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The Blended Index consists of the following: BofA Merrill Lynch Fixed Rate Preferred Securities Index (50%) and BofA Merrill Lynch U.S. Capital Securities Index (50%). The Blended Index was added to reflect the diverse allocation of institutional preferred and hybrid securities in the Fund's Portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
"AT A GLANCE" (CONTINUED)
APRIL 30, 2017 (UNAUDITED)


------------------------------------------------------------
                                                 % OF TOTAL
INDUSTRY CLASSIFICATION                          INVESTMENTS
------------------------------------------------------------
Banks                                               41.2%
Insurance                                           26.4
Electric Utilities                                   6.1
Food Products                                        5.4
Capital Markets                                      3.7
Diversified Telecommunication Services               3.6
Energy Equipment & Services                          2.3
Oil, Gas & Consumable Fuels                          2.3
Diversified Financial Services                       1.5
Multi-Utilities                                      1.4
Thrifts & Mortgage Finance                           1.2
Independent Power Producers and Renewable
   Electricity Producers                             1.1
Equity Real Estate Investment Trusts                 0.8
Metals & Mining                                      0.8
Industrial Conglomerates                             0.5
Transportation Infrastructure                        0.5
Consumer Finance                                     0.5
Internet Software & Services                         0.4
Wireless Telecommunication Services                  0.3
------------------------------------------------------------
                                 Total             100.0%
                                                  ========

------------------------------------------------------------
                                                 % OF TOTAL
TOP 10 HOLDINGS                                  INVESTMENTS
------------------------------------------------------------
Cooperatieve Rabobank UA                             2.1%
Aquarius & Investments PLC for Swiss
   Reinsurance Co., Ltd.                             2.1
Enel S.p.A.                                          1.9
Emera, Inc., Series 16-A                             1.9
Credit Agricole S.A.                                 1.7
Catlin Insurance Co., Ltd.                           1.7
Banco Bilbao Vizcaya Argentaria S.A.                 1.7
Farm Credit Bank Of Texas, Series 1                  1.5
American International Group, Inc.                   1.5
Koninklijke KPN N.V.                                 1.4
------------------------------------------------------------
                                 Total              17.5%
                                                  ========

------------------------------------------------------------
                                                 % OF TOTAL
CREDIT QUALITY (5)                               INVESTMENTS
------------------------------------------------------------
A                                                    0.6%
A-                                                   4.0
BBB+                                                13.1
BBB                                                 19.9
BBB-                                                20.6
BB+                                                 21.9
BB                                                   8.6
BB-                                                  1.9
B+                                                   1.1
B                                                    0.8
B-                                                   0.2
NR                                                   7.3
------------------------------------------------------------
                                 Total             100.0%
                                                  ========

(5) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the credit worthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not Rated.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2017 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of April 30, 2017, First Trust managed or supervised $105.533 billion in assets.

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the sub-advisor to First Trust Intermediate Duration Preferred & Income Fund (the "Fund" or "FPF") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

               STONEBRIDGE ADVISORS LLC PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CHIEF INVESTMENT OFFICER
ROBERT WOLF - SENIOR VICE PRESIDENT AND SENIOR PORTFOLIO MANAGER
DANIELLE SALTERS, CFA - VICE PRESIDENT, PORTFOLIO MANAGER AND CREDIT ANALYST

                                   COMMENTARY
MARKET RECAP

The six-month period ended April 30, 2017 was a time of solid returns for the preferred and hybrid securities markets. After some initial volatility, the market recovered and performed well throughout the last half of the period due to the continued low rate environment. Positive performance in the preferred and hybrid securities markets was also driven by continued investor demand for high income-producing securities coupled with a positive market technical factor resulting from limited new issuance supply. The retail preferred securities market was pushed higher by inflows into the passive preferred exchange-traded funds ("ETFs"), while institutional hybrid securities lagged retail until the last quarter of the period. For the six-month period, the retail market earned 2.99%, while the institutional market earned 1.97% according to the BofA Merrill Lynch Fixed Rate Preferred Securities Index ("P0P1") and the BofA Merrill Lynch U.S. Capital Securities Index ("C0CS"), respectively.

PERFORMANCE ANALYSIS

The First Trust Intermediate Duration Preferred & Income Fund (the "Fund") produced a total return of 8.73% based on market price and 6.18% based on net asset value ("NAV") for the six-month period ended April 30, 2017, outperforming the benchmark's (a 50/50 blend P0P1 and C0CS) return of 2.48%. This was achieved despite the Fund maintaining a conservative interest rate stance relative to the benchmark. Throughout the year, the effective duration of the Fund excluding leverage was lower than the benchmark while still keeping income comparable to peer funds.

The primary factors that contributed to the outperformance of the Fund relative to the benchmark were leverage and overall security selection. The Fund achieved superior security selection within most categories, including fixed-to-floating rate and fixed-for-life structured securities, institutional securities and securities issued by domestic companies. The Fund's strategy to maintain a shorter duration and overweight fixed-to-floating rate securities compared to the benchmark, which is its principal method for managing duration, was a drag on relative performance from an allocation standpoint. However, the superior security selection within the shorter duration buckets and fixed-to-floating rate securities more than offset this detractor. Also, the Fund's relative performance suffered from its overweight in European securities, but security selection once again helped to offset this detractor. Although the aforementioned contributors were all meaningful, the largest factor that added to the relative outperformance was leverage.

The Fund also employed a hedging strategy throughout the year in order to further manage its interest rate risk. This strategy consisted of an interest rate swap. Going forward, Stonebridge continues to believe it is prudent to maintain a conservative interest rate stance relative to the benchmark, particularly if it is able to do so while continuing to pay the high distribution rate to shareholders.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                               SEMI-ANNUAL REPORT
                           APRIL 30, 2017 (UNAUDITED)

MARKET AND FUND OUTLOOK

While the results of the U.S. election in November increased market expectations for the economy, rising uncertainty in terms of U.S. government policy and more mixed economic data has tempered market enthusiasm in the first quarter of 2017. The relatively sharp upward move in U.S. interest rates, a stronger U.S. dollar, and a stronger equity market that occurred in the fourth quarter of 2016 moderated in the first four months of 2017. Despite the positive shift in sentiment, economic weakness still persists in the rest of the world. Market interest rates have remained quite low in Europe and Japan, complicating monetary policy outside the U.S. and effectively limiting the speed and magnitude of any U.S. tightening.

The Federal Reserve ("Fed") increased short term rates in December 2016 and March 2017, signaling further rate hikes in 2017, in our view. While the direction of rates upward is not a surprise, we continue to believe that any changes are likely to be measured and gradual, with the curve likely flattening somewhat as short-term rates increase faster than long-term rates. We have long anticipated, and positioned for, a rising rate environment, and we continue to hold the view that this process will be gradual. U.S. fiscal policy and potential tax and regulatory changes have the potential to boost economic growth but we also believe this impact is likely to be muted and slow given political uncertainty and our belief that any changes will likely be phased in over time. In this overall low-rate environment, despite some tightening in the first quarter, credit spreads remain fairly wide by historical standards, supported by the stable to positive credit fundamentals we see in most issuers. We believe that the historically wide yield spreads of preferred and hybrid securities relative to both U.S. Treasuries and other credit spread products should help drive positive performance in the asset class.

We believe the recent increase in interest rates is a credit positive for both bank and insurance companies due to potentially higher net interest margins and investment portfolio returns. We believe any potential modification of the Dodd Frank financial regulation in the U.S. would also probably be a small credit positive for U.S. banks. In general, we expect banks to be allowed more latitude to make loans and trade securities but we expect currently high regulatory capital requirements to remain in place. In European financials, the volatility we saw in early 2016 led to modifications in European bank regulatory capital rules. This reduced the risk of hybrid coupon interruptions and helped support performance of European hybrid securities in the latter part of the year and in the first part of 2017. Several weaker banking names in Europe, notably Deutsche Bank and Unicredit, both successfully raised common equity to strengthen their balance sheets. In Europe, we also expect that the legal costs of settling large legacy mortgage and financial conduct cases are abating. Many of the major banks have settled or are expected to settle with regulators for penalty amounts that were less than expected and easily manageable given solid capital ratios and improving earnings.

Given the outlook for gradually rising interest rates in 2017, we have maintained our conservative stance on interest rate risk by remaining overweight less interest rate sensitive securities than our benchmark. With the potential for further rate volatility, we believe it is prudent to maintain durations shorter than the benchmark, particularly if we can do so while paying distributions comparable to or better than the benchmark yield. We believe the quality and stability of our duration is better than the benchmark given our lower exposure to negatively convex securities (such as securities trading at negative yield to calls and low coupon fixed rate for life structures). As a result, we believe our portfolios should continue to show more resilience in a market downturn and potentially outperform in a rising rate environment.

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2017 (UNAUDITED)

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$25 PAR PREFERRED SECURITIES - 26.3%
                  Banks - 6.0%
          85,593  Banc Of California, Inc., Series E.................      7.00%         (a)       $    2,256,231
          56,910  Bank of America Corp., Series Y....................      6.50%         (a)            1,530,879
         342,451  Citigroup Capital XIII (b) (c).....................      7.54%       10/30/40         8,985,914
         151,390  Citigroup, Inc., Series J (d)......................      7.13%         (a)            4,437,241
         300,000  Citigroup, Inc., Series S (c)......................      6.30%         (a)            8,022,000
          99,752  Fifth Third Bancorp, Series I (d)..................      6.63%         (a)            2,850,912
         149,642  FNB Corp. (c) (d)..................................      7.25%         (a)            4,421,921
         758,373  GMAC Capital Trust I, Series 2 (b) (c).............      6.82%       02/15/40        19,308,177
          46,510  ING Groep N.V......................................      6.20%         (a)            1,191,121
         249,165  JPMorgan Chase & Co., Series AA....................      6.10%         (a)            6,690,080
         244,803  JPMorgan Chase & Co., Series BB....................      6.15%         (a)            6,585,201
         198,230  MB Financial, Inc., Series A (c) (e)...............      8.00%         (a)            5,193,626
         300,000  People's United Financial, Inc., Series A (c) (d)..      5.63%         (a)            8,268,000
          38,987  PNC Financial Services Group, Inc., Series P (d)...      6.13%         (a)            1,141,150
          79,000  Valley National Bancorp, Series A (d)..............      6.25%         (a)            2,253,080
           6,452  Wells Fargo & Co. (d)..............................      5.85%         (a)              174,849
         100,000  Wells Fargo & Co., Series W........................      5.70%         (a)            2,544,000
         115,455  Wintrust Financial Corp., Series D (c) (d).........      6.50%         (a)            3,111,512
                                                                                                   --------------
                                                                                                       88,965,894
                                                                                                   --------------
                  Capital Markets - 2.9%
         145,201  Apollo Investment Corp. (c)........................      6.88%       07/15/43         3,776,678
          24,485  Goldman Sachs Group, Inc., Series K (d)............      6.38%         (a)              699,781
         376,213  Morgan Stanley, Series E (c) (d)...................      7.13%         (a)           11,041,852
         633,698  Morgan Stanley, Series F (c) (d)...................      6.88%         (a)           18,377,242
          76,000  Morgan Stanley, Series K (d).......................      5.85%         (a)            2,004,880
         160,000  State Street Corp., Series G (d)...................      5.35%         (a)            4,275,200
         127,663  Stifel Financial Corp., Series A...................      6.25%         (a)            3,370,303
                                                                                                   --------------
                                                                                                       43,545,936
                                                                                                   --------------
                  Consumer Finance - 0.5%
         282,289  Capital One Financial Corp., Series D (c)..........      6.70%         (a)            7,762,948
                                                                                                   --------------
                  Diversified Financial Services - 0.7%
         396,387  KKR Financial Holdings LLC, Series A (c)...........      7.38%         (a)           10,246,604
                                                                                                   --------------
                  Diversified Telecommunication Services - 1.8%
         300,000  Qwest Corp. (c)....................................      6.88%       10/01/54         7,650,000
         243,977  Qwest Corp.........................................      6.63%       09/15/55         6,160,419
         141,191  Qwest Corp.........................................      7.00%       02/01/56         3,723,207
         350,000  Qwest Corp. (c)....................................      6.50%       09/01/56         8,715,000
                                                                                                   --------------
                                                                                                       26,248,626
                                                                                                   --------------
                  Electric Utilities - 0.5%
         258,726  Southern (The) Co..................................      6.25%       10/15/75         6,853,652
           9,254  Southern (The) Co..................................      5.25%       10/01/76           226,908
                                                                                                   --------------
                                                                                                        7,080,560
                                                                                                   --------------
                  Equity Real Estate Investment Trusts - 1.1%
         250,000  Corporate Office Properties Trust, Series L (c)....      7.38%         (a)            6,367,200
          82,300  EPR Properties, Series F...........................      6.63%         (a)            2,127,455
           1,932  Equity Commonwealth................................      5.75%       08/01/42            48,203
          87,997  Kilroy Realty Corp., Series H......................      6.38%         (a)            2,229,404
         250,000  VEREIT, Inc., Series F (c).........................      6.70%         (a)            6,432,500
                                                                                                   --------------
                                                                                                       17,204,762
                                                                                                   --------------


Page 6                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$25 PAR PREFERRED SECURITIES (Continued)
                  Food Products - 2.9%
         874,388  CHS, Inc., Series 2 (c) (d)........................      7.10%         (a)       $   24,596,535
         571,059  CHS, Inc., Series 3 (c) (d)........................      6.75%         (a)           15,498,541
         114,692  CHS, Inc., Series 4 (c)............................      7.50%         (a)            3,314,599
                                                                                                   --------------
                                                                                                       43,409,675
                                                                                                   --------------
                  Insurance - 4.8%
         100,436  Allstate Corp., Series C...........................      6.75%         (a)            2,741,903
          95,314  Allstate Corp., Series E...........................      6.63%         (a)            2,624,948
         182,995  Amtrust Financial Services, Inc. (c)...............      7.25%       06/15/55         4,593,174
         204,030  Amtrust Financial Services, Inc. (c)...............      7.50%       09/15/55         5,235,410
         100,000  Amtrust Financial Services, Inc., Series F.........      6.95%         (a)            2,211,000
          86,841  Arch Capital Group, Ltd., Series E.................      5.25%         (a)            2,006,027
          75,500  Aspen Insurance Holdings, Ltd......................      5.63%         (a)            1,842,200
         184,270  Berkley (WR) Corp. (c).............................      5.75%       06/01/56         4,650,975
         160,203  Delphi Financial Group, Inc. (d) (e)...............      7.38%       05/15/37         3,619,594
         158,193  Global Indemnity Ltd. (c)..........................      7.75%       08/15/45         3,986,464
         190,380  Global Indemnity Ltd...............................      7.88%       04/15/47         4,778,538
          17,485  National General Holdings Corp.....................      7.63%       09/15/55           440,972
         133,133  National General Holdings Corp., Series C..........      7.50%         (a)            3,377,584
         107,835  PartnerRe, Ltd., Series G (c)......................      6.50%         (a)            2,930,955
           7,456  PartnerRe, Ltd., Series H..........................      7.25%         (a)              215,702
         225,000  Phoenix Companies, Inc.............................      7.45%       01/15/32         4,120,312
         795,327  Reinsurance Group of America, Inc. (c) (d).........      5.75%       06/15/56        22,149,857
                                                                                                   --------------
                                                                                                       71,525,615
                                                                                                   --------------
                  Internet Software & Services - 0.5%
         268,155  eBay, Inc..........................................      6.00%       02/01/56         7,108,789
                                                                                                   --------------
                  Multi-Utilities - 2.0%
         732,571  Integrys Holding, Inc. (c) (d).....................      6.00%       08/01/73        19,971,717
         350,000  Just Energy Group, Inc., Series A (c) (d)..........      8.50%         (a)            9,516,500
                                                                                                   --------------
                                                                                                       29,488,217
                                                                                                   --------------
                  Oil, Gas & Consumable Fuels - 0.4%
         200,000  NuStar Energy L.P., Series A (d)...................      8.50%         (a)            5,356,000
                                                                                                   --------------
                  Thrifts & Mortgage Finance - 1.7%
         945,000  New York Community Bancorp, Inc., Series A (c) (d).      6.38%         (a)           25,893,000
                                                                                                   --------------
                  Wireless Telecommunication Services - 0.5%
         262,545  United States Cellular Corp. (c)...................      7.25%       12/01/64         7,041,457
                                                                                                   --------------
                  TOTAL $25 PAR PREFERRED SECURITIES............................................      390,878,083
                  (Cost $373,916,818)                                                              --------------

$50 PAR PREFERRED SECURITIES - 0.1%
                  Consumer Finance - 0.1%
          38,765  SLM Corp., Series A (c)............................      6.97%         (a)            1,940,188
                  (Cost $1,903,672)                                                                --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

                                                                          STATED        STATED
     SHARES                           DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
$100 PAR PREFERRED SECURITIES - 3.5%
                  Banks - 3.5%
          80,000  Agribank FCB (d) (e)...............................      6.88%         (a)       $    8,895,000
         179,000  CoBank ACB, Series F (c) (d).......................      6.25%         (a)           18,560,063
          82,220  CoBank ACB, Series G (c)...........................      6.13%         (a)            8,168,047
          54,250  Cobank ACB, Series H (c) (d).......................      6.20%         (a)            5,606,401
         100,000  Farm Credit Bank Of Texas (c) (d) (e)..............      6.75%         (a)           10,868,750
                                                                                                   --------------
                  TOTAL $100 PAR PREFERRED SECURITIES ..........................................       52,098,261
                  (Cost $50,687,346)                                                               --------------

$1,000 PAR PREFERRED SECURITIES - 7.0%
                  Banks - 4.3%
          12,000  AgStar Financial Services ACA (c) (d) (e) (f)......      6.75%         (a)           12,850,500
          25,859  Farm Credit Bank Of Texas, Series 1 (c) (e)........     10.00%         (a)           31,806,570
          15,364  Sovereign Real Estate Investment Trust (e) (f).....     12.00%         (a)           19,166,590
                                                                                                   --------------
                                                                                                       63,823,660
                                                                                                   --------------
                  Diversified Financial Services - 0.3%
           5,000  Kinder Morgan, GP, Inc. (b) (e) (f)................      4.95%       08/18/57         4,550,313
                                                                                                   --------------
                  Diversified Telecommunication Services - 1.3%
          16,000  Centaur Funding Corp. (e) (f)......................      9.08%       04/21/20        18,655,000
                                                                                                   --------------
                  Insurance - 1.1%
          18,708  XLIT Ltd., Series D (b)............................      4.28%         (a)           16,235,036
                                                                                                   --------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES.........................................      103,264,009
                  (Cost $105,044,820)                                                              --------------

$1,000,000 PAR PREFERRED SECURITIES - 1.0%
                  Banks - 1.0%
              12  FT Real Estate Securities Co., Inc. (e) (f) (g)....      9.50%         (a)           15,184,764
                  (Cost $15,990,000)                                                               --------------


                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES - 103.1%
                  Banks - 43.3%
$     16,000,000  Australia & New Zealand Banking Group
                     Ltd. (c) (d) (h) (i)............................      6.75%         (a)           17,776,624
      33,200,000  Banco Bilbao Vizcaya Argentaria S.A. (c) (d) (i)...      9.00%         (a)           35,076,530
      15,000,000  Banco do Brasil S.A. (d) (h) (i)...................      9.00%         (a)           15,885,000
      18,000,000  Bank of America Corp., Series DD (c) (d)...........      6.30%         (a)           19,867,500
      23,867,000  Bank of America Corp., Series Z (c) (d)............      6.50%         (a)           26,552,037
          40,000  Barclays Bank PLC (h)..............................     10.18%       06/12/21            50,426
      20,000,000  Barclays PLC (c) (d) (i)...........................      8.25%         (a)           21,327,300
      22,000,000  BNP Paribas S.A. (c) (d) (h) (i)...................      7.63%         (a)           23,953,600
       9,500,000  BPCE S.A. (c) (d) (h)..............................     12.50%         (a)           11,471,250
         800,000  Citigroup, Inc., Series E (d) (e)..................      8.40%         (a)              853,000
      25,000,000  Citigroup, Inc., Series R (c) (d)..................      6.13%         (a)           26,670,000
       9,000,000  Citigroup, Inc., Series T (c) (d)..................      6.25%         (a)            9,810,000
      25,000,000  CoBank ACB, Series I (c) (d).......................      6.25%         (a)           27,376,450
       4,000,000  Commerzbank AG (c).................................      8.13%       09/19/23         4,733,920


Page 8                  See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Banks (Continued)
$     37,104,000  Cooperatieve Rabobank UA (c) (d) (h)...............     11.00%         (a)       $   43,458,060
      32,500,000  Credit Agricole S.A. (c) (d) (h) (i)...............      8.13%         (a)           35,951,012
      10,000,000  Credit Agricole S.A. (c) (d) (h)...................      8.38%         (a)           11,193,800
       5,975,000  Credit Agricole S.A. (c) (d).......................      8.38%         (a)            6,688,296
      13,000,000  Dresdner Funding Trust I (c) (h)...................      8.15%       06/30/31        15,470,000
      10,000,000  ING Groep N.V. (d) (i).............................      6.88%         (a)           10,638,400
      18,000,000  Intesa Sanpaolo S.p.A. (c) (d) (h) (i).............      7.70%         (a)           17,842,500
       5,000,000  JPMorgan Chase & Co., Series 1 (d).................      7.90%         (a)            5,231,250
      20,000,000  JPMorgan Chase & Co., Series S (c) (d).............      6.75%         (a)           22,585,000
      14,000,000  Lloyds Bank PLC (c) (d) (h)........................     12.00%         (a)           19,085,500
      14,150,000  Lloyds Bank PLC (c) (d)............................     12.00%         (a)           19,289,987
       7,248,000  Macquarie Bank Ltd. (c) (d) (i)....................     10.25%       06/20/57         7,382,653
      23,264,000  Natixis S.A. (c) (d) (h)...........................     10.00%         (a)           24,950,640
       5,575,000  Natixis S.A. (d)...................................     10.00%         (a)            5,979,188
      11,290,000  NIBC Bank N.V. (c).................................      7.63%         (a)           11,760,477
       9,000,000  Royal Bank Of Scotland Group PLC (c) (d)...........      7.65%         (a)           10,710,000
      10,000,000  Royal Bank Of Scotland Group PLC (c) (d) (i).......      8.00%         (a)           10,400,000
      27,000,000  Royal Bank Of Scotland Group PLC (c) (d) (i).......      8.63%         (a)           29,214,000
      24,600,000  Societe Generale S.A. (c) (d) (h) (i)..............      7.38%         (a)           26,076,000
      12,750,000  Societe Generale S.A. (c) (d) (i)..................      8.25%         (a)           13,554,551
      12,400,000  Standard Chartered PLC (c) (d) (h) (i).............      7.50%         (a)           13,258,700
       5,000,000  Sun Trust Banks, Inc. (d)..........................      5.05%         (a)            5,035,100
      21,500,000  Wells Fargo & Co., Series K (c) (d)................      7.98%         (a)           22,521,250
      12,670,000  Zions Bancorporation, Series J (c) (d).............      7.20%         (a)           13,715,275
                                                                                                   --------------
                                                                                                      643,395,276
                                                                                                   --------------
                  Capital Markets - 2.3%
       5,000,000  Aberdeen Asset Management PLC (c)..................      7.00%         (a)            5,197,355
       4,150,000  Charles Schwab Corp. (c) (d).......................      7.00%         (a)            4,756,315
       4,500,000  Credit Suisse Group AG (d) (h) (i).................      7.50%         (a)            5,001,277
       2,500,000  Goldman Sachs Group, Inc., Series L (c) (d)........      5.70%         (a)            2,584,375
      15,000,000  UBS Group AG (c) (d) (i)...........................      7.13%         (a)           15,952,395
                                                                                                   --------------
                                                                                                       33,491,717
                                                                                                   --------------
                  Diversified Financial Services - 1.1%
      18,418,000  Glen Meadow Pass-Through Trust (b) (c) (h).........      3.16%       02/12/47        16,184,818
                                                                                                   --------------
                  Diversified Telecommunication Services - 2.1%
      27,150,000  Koninklijke KPN N.V. (c) (d) (h)...................      7.00%       03/28/73        29,681,738
       1,000,000  Koninklijke KPN N.V. (c) (d).......................      7.00%       03/28/73         1,093,250
                                                                                                   --------------
                                                                                                       30,774,988
                                                                                                   --------------
                  Electric Utilities - 8.2%
      36,500,000  Emera, Inc., Series 16-A (c) (d)...................      6.75%       06/15/76        40,378,125
      34,750,000  Enel S.p.A. (c) (d) (h)............................      8.75%       09/24/73        40,744,375
       4,000,000  Nextera Energy Capital Holdings, Inc.,
                     Series D (c) (d)................................      7.30%       09/01/67         4,029,760
      25,400,000  PPL Capital Funding, Inc., Series A (b) (c)........      3.82%       03/30/67        24,574,500
       4,179,000  Southern California Edison Co., Series E (c) (d)...      6.25%         (a)            4,654,361
       6,500,000  Southern (The) Co., Series B (d)...................      5.50%       03/15/57         6,741,657
                                                                                                   --------------
                                                                                                      121,122,778
                                                                                                   --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Energy Equipment & Services - 3.2%
$     20,900,000  Transcanada Trust (d) (c)..........................      5.30%       03/15/77    $   21,122,062
      24,800,000  Transcanada Trust, Series 16-A (c) (d).............      5.88%       08/15/76        26,722,000
                                                                                                   --------------
                                                                                                       47,844,062
                                                                                                   --------------
                  Food Products - 4.7%
       9,000,000  Dairy Farmers of America (c) (e) (f)...............      7.13%         (a)            9,933,750
      13,211,000  Land O'Lakes Capital Trust I (c) (e) (f)...........      7.45%       03/15/28        14,796,320
      10,000,000  Land O'Lakes, Inc. (h).............................      7.25%         (a)           10,150,000
      23,000,000  Land O'Lakes, Inc. (c) (h).........................      8.00%         (a)           24,725,000
      10,000,000  Land O'Lakes, Inc. (c) (h).........................      8.00%         (a)           10,750,000
                                                                                                   --------------
                                                                                                       70,355,070
                                                                                                   --------------
                  Independent Power and Renewable Electricity
                     Producers - 1.6%
      12,150,000  AES Gener S.A. (d).................................      8.38%       12/18/73        13,091,625
       9,850,000  AES Gener S.A. (d) (h).............................      8.38%       12/18/73        10,613,375
                                                                                                   --------------
                                                                                                       23,705,000
                                                                                                   --------------
                  Industrial Conglomerates - 0.7%
      10,000,000  General Electric Co., Series D (c) (d).............      5.00%         (a)           10,560,000
                                                                                                   --------------
                  Insurance - 31.3%
       2,000,000  Aegon N.V. (b).....................................      2.33%         (a)            1,661,000
       9,600,000  AG Insurance S.A./N.V. (c) (d).....................      6.75%         (a)           10,220,448
      23,820,000  American International Group, Inc. (c) (d).........      8.18%       05/15/58        30,787,350
      40,000,000  Aquarius & Investments PLC for Swiss Reinsurance
                     Co., Ltd. (d)...................................      8.25%         (a)           42,966,840
      30,000,000  Assured Guaranty Municipal Holdings,
                     Inc. (d) (h)....................................      6.40%       12/15/66        27,075,000
      11,000,000  Aviva PLC (c)......................................      8.25%         (a)           11,398,750
      38,700,000  Catlin Insurance Co., Ltd. (b) (c) (h).............      4.13%         (a)           35,700,750
       2,050,000  Cloverie PLC for Zurich Insurance Co., Ltd. (d)....      8.25%         (a)            2,157,625
      10,600,000  CNP Assurances (c) (d).............................      6.88%         (a)           11,419,295
      10,600,000  CNP Assurances (c) (d).............................      7.50%         (a)           11,337,813
      12,500,000  Dai-Ichi Life Insurance Co., Ltd.
                     (The) (c) (d) (h)...............................      7.25%         (a)           14,367,187
      27,375,000  Friends Life Holdings PLC (c) (d)..................      7.88%         (a)           29,413,945
      25,616,000  La Mondiale SAM (c) (d)............................      7.63%         (a)           27,760,905
      12,500,000  Liberty Mutual Group, Inc. (b) (c) (h).............      4.04%       03/15/37        11,981,250
      16,210,000  Liberty Mutual Group, Inc. (c) (h).................      7.80%       03/15/37        18,803,600
       2,000,000  Liberty Mutual Group, Inc. (c) (d).................     10.75%       06/15/58         3,095,000
      12,000,000  MetLife, Inc. (c) (h)..............................      9.25%       04/08/38        17,295,000
      17,180,000  Metlife, Inc. (c)..................................     10.75%       08/01/39        27,530,950
      20,000,000  Mitsui Sumitomo Insurance Co., Ltd. (c) (d) (h)....      7.00%       03/15/72        23,125,000
       3,000,000  Nationwide Financial Services Capital
                     Trust (c) (e)...................................      7.90%       03/01/37         3,299,559
      19,700,000  Nationwide Financial Services, Inc. (c)............      6.75%       05/15/37        20,882,000
      24,300,000  QBE Insurance Group, Ltd. (c) (d) (h)..............      7.50%       11/24/43        27,793,125
      20,250,000  QBE Insurance Group, Ltd. (d)......................      6.75%       12/02/44        22,345,065
      25,000,000  Sirius International Group Ltd. (d) (e) (f)........      7.51%         (a)           25,562,500
       6,800,000  Stancorp Financial Group, Inc. (c) (d).............      6.90%       06/01/67         6,154,000
                                                                                                   --------------
                                                                                                      464,133,957
                                                                                                   --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

                                                                          STATED        STATED
   PAR AMOUNT                         DESCRIPTION                          RATE        MATURITY        VALUE
----------------  ---------------------------------------------------   -----------   ----------   --------------
CAPITAL PREFERRED SECURITIES (Continued)
                  Metals & Mining - 1.1%
$     15,000,000  BHP Billiton Finance USA Ltd. (c) (d) (h)..........      6.75%       10/19/75    $   17,025,000
                                                                                                   --------------
                  Oil, Gas & Consumable Fuels - 2.8%
      21,526,000  Enbridge Energy Partners L.P. (c) (d)..............      8.05%       10/01/37        21,364,555
       4,635,000  Enterprise Products Operating LLC, Series A (b)....      4.88%       08/01/66         4,640,794
      15,000,000  Enterprise Products Operating LLC,
                     Series B (c) (d)................................      7.03%       01/15/68        15,562,500
                                                                                                   --------------
                                                                                                       41,567,849
                                                                                                   --------------
                  Transportation Infrastructure - 0.7%
      10,000,000  AerCap Global Aviation Trust (c) (d) (h)...........      6.50%       06/15/45        10,550,000
                                                                                                   --------------
                  TOTAL CAPITAL PREFERRED SECURITIES............................................    1,530,710,515
                  (Cost $1,499,728,321)                                                            --------------

                  TOTAL INVESTMENTS - 141.0%....................................................    2,094,075,820
                  (Cost $2,047,270,977) (j)

                  OUTSTANDING LOAN - (43.4%) ...................................................     (645,000,000)
                  NET OTHER ASSETS AND LIABILITIES - 2.4%.......................................       35,813,543
                                                                                                   --------------
                  NET ASSETS - 100.0%...........................................................   $1,484,889,363
                                                                                                   ==============

-----------------------------

(a)   Perpetual maturity.

(b) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2017.

(c) All or a portion of this security serves as collateral on the outstanding loan.

(d) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at April 30, 2017. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(e) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors, LLC (the "Sub-Advisor").

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(g) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2017, securities noted as such are valued at $15,184,764 or 1.0% of net assets.

(h) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2017, securities noted as such amounted to $627,989,607 or 42.3% of net assets.

(i) This security is a contingent convertible capital security, which may be subject to conversion into common stock of the issuer under certain circumstances. At April 30, 2017, securities noted as such amounted to $299,290,542 or 14.1% of managed assets. Of these securities, 5.3% originated in emerging markets and 94.7% originated in foreign markets.

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2017, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $72,236,610 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $25,431,767.

-----------------------------


INTEREST RATE SWAP AGREEMENTS:

   COUNTERPARTY        FLOATING RATE(1)    EXPIRATION DATE    NOTIONAL AMOUNT    FIXED RATE(1)       VALUE
--------------------------------------------------------------------------------------------------------------
Bank of Nova Scotia    1 month LIBOR           1/23/25         $ 165,000,000        1.786%        $  2,760,326
                                                               -------------                      ------------

(1) The Fund pays the fixed rate and receives the floating rate. The floating rate on April 30, 2017 was 0.988%.


                        See Notes to Financial Statements                Page 11

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2017 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                             LEVEL 2           LEVEL 3
                                                          TOTAL            LEVEL 1         SIGNIFICANT       SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE       UNOBSERVABLE
                                                        4/30/2017          PRICES            INPUTS            INPUTS
                                                     ---------------   ---------------   ---------------   ---------------
$25 Par Preferred Securities:
   Insurance .....................................   $    71,525,615   $    63,785,709   $     7,739,906   $            --
   Multi-Utilities ...............................        29,488,217         9,516,500        19,971,717                --
   Other industry categories*.....................       289,864,251       289,864,251                --                --
$50 Par Preferred Securities*.....................         1,940,188         1,940,188                --                --
$100 Par Preferred Securities*....................        52,098,261                --        52,098,261                --
$1,000 Par Preferred Securities*..................       103,264,009                --       103,264,009                --
$1,000,000 Par Preferred Securities*..............        15,184,764                --                --        15,184,764
Capital Preferred Securities*.....................     1,530,710,515                --     1,530,710,515                --
                                                     ---------------   ---------------   ---------------   ---------------
Total Investments.................................     2,094,075,820       365,106,648     1,713,784,408        15,184,764
Interest Rate Swaps**.............................         2,760,326                --         2,760,326                --
                                                     ---------------   ---------------   ---------------   ---------------
Total.............................................   $ 2,096,836,146   $   365,106,648   $ 1,716,544,734   $    15,184,764
                                                     ===============   ===============   ===============   ===============

*  See Portfolio of Investments for industry breakout.
** See Interest Rate Swap Agreements for contract detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at April 30, 2017.

Level 3 Par preferred securities are valued using broker quotes. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of third-party pricing service prices by comparing sales prices of the Fund's investments to prior day third-party pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2016
   $1,000,000 Par Preferred Securities               $    15,800,486
Net Realized Gain (Loss)                                          --
Net Change in Unrealized Appreciation/Depreciation          (615,722)
Purchases                                                         --
Sales                                                             --
Transfers In                                                      --
Transfers Out                                                     --
Ending Balance at April 30, 2017
   $1,000,000 Par Preferred Securities                    15,184,764
                                                     ---------------
Total Level 3 holdings                               $    15,184,764
                                                     ===============

There was a net change of $(615,722) in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2017.


Page 12                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2017 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $2,047,270,977)........................................................................      $  2,094,075,820
Cash............................................................................................            13,691,109
Cash segregated as collateral for open swap contracts...........................................             3,202,812
Swap contracts, at value........................................................................             2,760,326
Prepaid expenses................................................................................                43,204
Receivables:
   Interest.....................................................................................            25,650,326
   Investment securities sold...................................................................             1,427,312
   Dividends....................................................................................               843,137
   Tax reclaims.................................................................................               131,698
                                                                                                      ----------------
   Total Assets.................................................................................         2,141,825,744
                                                                                                      ----------------

LIABILITIES:
Outstanding loan................................................................................           645,000,000
Payables:
   Investment securities purchased..............................................................             9,239,233
   Investment advisory fees.....................................................................             1,475,846
   Interest and fees due on loan................................................................               997,441
   Administrative fees..........................................................................               133,927
   Printing fees................................................................................                27,779
   Audit and tax fees...........................................................................                21,311
   Transfer agent fees..........................................................................                 4,398
   Legal fees...................................................................................                15,471
   Custodian fees...............................................................................                17,417
   Trustees' fees and expenses..................................................................                 1,753
   Financial reporting fees.....................................................................                   732
Other liabilities...............................................................................                 1,073
                                                                                                      ----------------
   Total Liabilities............................................................................           656,936,381
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,484,889,363
                                                                                                      ================

NET ASSETS CONSIST OF:
Paid-in capital.................................................................................      $  1,448,052,970
Par value.......................................................................................               607,660
Accumulated net investment income (loss)........................................................             5,672,178
Accumulated net realized gain (loss) on investments, futures and swap contracts.................           (19,008,614)
Net unrealized appreciation (depreciation) on investments and swap contracts....................            49,565,169
                                                                                                      ----------------
NET ASSETS......................................................................................      $  1,484,889,363
                                                                                                      ================
NET ASSET VALUE, per share......................................................................      $          24.44
                                                                                                      ================
Number of Common Shares outstanding (unlimited number of Common Shares
   has been authorized).........................................................................            60,765,997
                                                                                                      ================


                        See Notes to Financial Statements                Page 13

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

INVESTMENT INCOME:
Interest........................................................................................      $     51,564,703
Dividends.......................................................................................            19,379,906
                                                                                                      ----------------
   Total investment income......................................................................            70,944,609
                                                                                                      ----------------

EXPENSES:
Investment advisory fees........................................................................             8,782,926
Interest and fees on loan.......................................................................             4,985,506
Administrative fees.............................................................................               338,876
Printing fees...................................................................................               104,766
Custodian fees..................................................................................                81,599
Listing expense.................................................................................                26,526
Transfer agent fees.............................................................................                10,404
Audit and tax fees..............................................................................                17,036
Trustees' fees and expenses.....................................................................                 9,915
Financial reporting fees........................................................................                 4,586
Other...........................................................................................                 1,914
                                                                                                      ----------------
   Total expenses...............................................................................            14,364,054
                                                                                                      ----------------
NET INVESTMENT INCOME (LOSS)....................................................................            56,580,555
                                                                                                      ================

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..................................................................................             2,339,496
   Swap contracts...............................................................................              (889,259)
                                                                                                      ----------------
                                                                                                             1,450,237
                                                                                                      ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments..................................................................................            18,501,279
   Swap contracts...............................................................................             7,675,412
                                                                                                      ----------------
   Net change in unrealized appreciation (depreciation).........................................            26,176,691
                                                                                                      ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).........................................................            27,626,928
                                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.................................      $     84,207,483
                                                                                                      ================


Page 14                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS
                                                                                         ENDED               YEAR
                                                                                       4/30/2017            ENDED
                                                                                      (UNAUDITED)         10/31/2016
                                                                                     --------------     --------------
OPERATIONS:
Net investment income (loss)......................................................   $   56,580,555     $  117,529,162
Net realized gain (loss)..........................................................        1,450,237          5,712,431
Net change in unrealized appreciation (depreciation)..............................       26,176,691         15,313,345
                                                                                     --------------     --------------
Net increase (decrease) in net assets resulting from operations...................       84,207,483        138,554,938
                                                                                     --------------     --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.............................................................      (59,246,847)      (118,413,319)
                                                                                     --------------     --------------
Total distributions to shareholders...............................................      (59,246,847)      (118,413,319)
                                                                                     --------------     --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from Common Shares reinvested............................................               --          1,426,562
                                                                                     --------------     --------------
Total increase (decrease) in net assets...........................................       24,960,636         21,568,181

NET ASSETS:
Beginning of period...............................................................    1,459,928,727      1,438,360,546
                                                                                     --------------     --------------
End of period.....................................................................   $1,484,889,363     $1,459,928,727
                                                                                     ==============     ==============
Accumulated net investment income (loss) at end of period.........................   $    5,672,178     $    8,338,470
                                                                                     ==============     ==============
CHANGES IN SHARES OUTSTANDING:
Common Shares outstanding, beginning of period....................................       60,765,997         60,704,189
Common Shares issued as reinvestment under the Dividend Reinvestment Plan.........               --             61,808
                                                                                     --------------     --------------
Common Shares outstanding, end of period..........................................       60,765,997         60,765,997
                                                                                     ==============     ==============


                        See Notes to Financial Statements                Page 15

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2017 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations...................   $   84,207,483
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used by operating activities:
     Purchases of investments.....................................................     (326,383,881)
     Sales, maturities and pay downs of investments...............................      326,640,136
     Net amortization/accretion of premium/discount on investments................          363,248
     Net realized gain/loss on investments........................................       (2,339,496)
     Net change in unrealized appreciation/depreciation on investments............      (18,501,279)
     Net change in unrealized appreciation/depreciation on swap contracts.........       (7,675,412)
     Decrease in cash segregated as collateral for open swap contracts............        8,188,834
CHANGES IN ASSETS AND LIABILITIES:
     Increase in interest receivable..............................................       (1,710,476)
     Decrease in dividends receivable.............................................          313,427
     Decrease in tax reclaim......................................................          191,408
     Increase in prepaid expenses.................................................          (43,204)
     Decrease in other assets.....................................................           33,758
     Increase in interest and fees on loan payable................................          263,748
     Decrease in investment advisory fees payable.................................          (32,509)
     Decrease in audit and tax fees payable.......................................          (11,889)
     Decrease in legal fees payable...............................................          (32,208)
     Decrease in printing fees payable............................................          (38,473)
     Increase in administrative fees payable......................................           54,290
     Decrease in custodian fees payable...........................................          (19,638)
     Increase in transfer agent fees payable......................................            2,891
     Increase in Trustees' fees and expenses payable..............................              278
     Decrease in financial reporting fees payable.................................              (39)
     Increase in other liabilities payable........................................            1,048
                                                                                     --------------
CASH PROVIDED BY OPERATING ACTIVITIES.............................................                      $   63,472,045
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income..............      (59,246,847)
                                                                                     --------------
CASH USED BY FINANCING ACTIVITIES.................................................                         (59,246,847)
                                                                                                        --------------
Increase in cash..................................................................                           4,225,198
Cash at beginning of period.......................................................                           9,465,911
                                                                                                        --------------
Cash at end of period.............................................................                      $   13,691,109
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.................................                      $    4,721,788
                                                                                                        ==============


Page 16                 See Notes to Financial Statements

FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  SIX MONTHS                                                      FOR THE PERIOD
                                                    ENDED                    YEAR ENDED OCTOBER 31,               5/23/2013 (a)
                                                  4/30/2017       --------------------------------------------       THROUGH
                                                 (UNAUDITED)          2016            2015            2014          10/31/2013
                                                 ------------     ------------    ------------    ------------    --------------
Net asset value, beginning of period............  $    24.03       $    23.69      $    24.42      $    23.51       $    23.88 (b)
                                                  ----------       ----------      ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)....................        0.93             1.94            1.96            1.85             0.70
Net realized and unrealized gain (loss).........        0.46             0.35           (0.58)           0.97            (0.64)
                                                  ----------       ----------      ----------      ----------       ----------
Total from investment operations................        1.39             2.29            1.38            2.82             0.06
                                                  ----------       ----------      ----------      ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................       (0.98)           (1.95)          (2.11)          (1.91)           (0.46)
                                                  ----------       ----------      ----------      ----------       ----------
Common Shares offering costs charged to
   paid-in capital..............................          --               --            0.00 (c)          --            (0.03)
                                                  ----------       ----------      ----------      ----------       ----------
Capital reduction resulting from issuance of
   common shares................................          --               --              --              --             0.06
                                                  ----------       ----------      ----------      ----------       ----------
Net asset value, end of period..................  $    24.44       $    24.03      $    23.69      $    24.42       $    23.51
                                                  ==========       ==========      ==========      ==========       ==========
Market value, end of period.....................  $    23.61       $    22.66      $    21.95      $    21.94       $    21.01
                                                  ==========       ==========      ==========      ==========       ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d).......        6.18%           10.68%           6.68%          13.37%            0.60%
                                                  ==========       ==========      ==========      ==========       ==========
TOTAL RETURN BASED ON MARKET VALUE (d)..........        8.73%           12.65%          10.02%          13.98%          (14.13)%
                                                  ==========       ==========      ==========      ==========       ==========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............  $1,484,889       $1,459,929      $1,438,361      $1,482,490       $1,427,164
Ratio of total expenses to average net
   assets.......................................        2.01% (e)        1.88%           1.76%           1.69%            1.53% (e)
Ratio of net expenses to average net assets
   excluding interest expense...................        1.31% (e)        1.34%           1.34%           1.33%            1.24% (e)
Ratio of net investment income (loss) to
   average net assets...........................        7.93% (e)        8.34%           8.15%           7.66%            7.01% (e)
Portfolio turnover rate.........................          15%              50%             48%             62%              11%
INDEBTEDNESS:
Total loan outstanding (in 000's)...............  $  645,000       $  645,000      $  645,000      $  665,000       $  584,000
Asset coverage per $1,000 of indebtedness (f)...  $    3,302       $    3,263      $    3,230      $    3,229       $    3,444

-----------------------------

(a) The Fund was seeded on April 16, 2013 and commenced operations on May 23, 2013.

(b) Beginning net asset value is net of sales load of $1.125 per share from the initial offering.

(c)   Amount represents less than $0.01 per share.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distribution if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Shares price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan balance in 000's.


                        See Notes to Financial Statements                Page 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)

                                1. ORGANIZATION

First Trust Intermediate Duration Preferred & Income Fund (the "Fund") is a non-diversified closed-end management investment company organized as a Massachusetts business trust on February 4, 2013, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FPF" on the New York Stock Exchange ("NYSE").

The primary investment objective is to seek a high level of current income. The Fund has a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its managed assets in preferred securities and other income producing securities issued by U.S. and non-U.S. companies, including traditional preferred securities, hybrid preferred securities that have investment and economic characteristics of both preferred securities and debt securities, floating rate and fixed-to-floating rate preferred securities, debt securities, convertible securities and contingent convertible securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to maintain, under normal market conditions, a duration of between three and eight years. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, "Financial Services - Investment Companies." Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's net asset value ("NAV") is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid, and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq National Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)


      Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2017, is included with the Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, is recorded on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

The Fund may hold the securities of real estate investments trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2017, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                         PAR                                                 % OF
                                      ACQUISITION      AMOUNT/      CURRENT       CARRYING                   NET
SECURITY                                 DATE          SHARES        PRICE          COST         VALUE      ASSETS
----------------------------------  ---------------  -----------  ------------  ------------  ------------  ------
AgStar Financial Services ACA,
   6.75%                            5/29/13-7/31/15       12,000  $   1,070.88  $ 12,105,000  $ 12,850,500    0.87%
Centaur Funding Corp., 9.08%,
   04/21/20                         5/29/13-5/31/13       16,000      1,165.94    20,528,750    18,655,000    1.26
FT Real Estate Securities Co.,
   Inc., 9.50%                          6/15/16               12  1,265,397.00    15,990,000    15,184,764    1.02
Kinder Morgan GP, Inc., 4.95%           3/21/17            5,000        910.06     4,562,500     4,550,313    0.31
Sovereign Real Estate Investment
   Trust, 12.00%                    6/11/13-3/22/16       15,364      1,247.50    20,231,885    19,166,590    1.29
Dairy Farmers of America, 7.13%         9/15/16      $ 9,000,000        110.38     9,000,000     9,933,750    0.67
Land O'Lakes, Capital Trust I,
   7.45%                            6/6/14-6/10/15   $13,211,000        112.00    13,635,728    14,796,320    1.00
Sirius International Group Ltd.,
   7.51%                            8/06/14-4/24/15  $25,000,000        102.25    26,480,164    25,562,500    1.72
                                                                                ----------------------------------
                                                                                $122,534,027  $120,699,737    8.14%
                                                                                ==================================

D. SWAP AGREEMENTS

The Fund may enter into interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties ("Counterparties") on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payments received or made by the Fund for interest rate swaps are recorded in the Statement of Operations as "Net realized gain (loss) on swap contracts". When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund's maximum equity price risk to meet its future payments under swap agreements outstanding

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)


at April 30, 2017, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in "Swap contracts, at value" on the Statement of Assets and Liabilities.

The Fund held interest rate swap agreements at April 30, 2017. An interest rate swap agreement involves the Fund's agreement to exchange a stream of interest payments for another party's stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Cash segregated as collateral for open swap contracts in the amount of $3,202,812 is shown on the Statement of Assets and Liabilities.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, will be distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2016, was as follows:

Distributions paid from:
Ordinary income....................................   $   118,413,319

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income......................   $     4,048,023
Undistributed capital gains........................                --
                                                      ---------------
Total undistributed earnings.......................         4,048,023
Accumulated capital and other losses...............       (18,255,523)
Net unrealized appreciation (depreciation).........        25,475,597
                                                      ---------------
Total accumulated earnings (losses)................        11,268,097
Other..............................................                --
Paid-in capital....................................     1,448,660,630
                                                      ---------------
Net Assets.........................................   $ 1,459,928,727
                                                      ===============

F. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in-losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2016, the Fund had capital loss carryforward for federal income tax purposes of $18,255,523.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2013, 2014, 2015 and 2016 remain open to federal and state audit. As of April 30, 2017, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES

The Fund will pay all expenses directly related to its operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)


H. NEW AND AMENDED FINANCIAL REPORTING RULES AND FORMS

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms are effective for the First Trust funds, including this Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

I. NEW ACCOUNTING PRONOUNCEMENT

In December 2016, FASB released accounting standards update ("ASU") 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, a majority-owned affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.425% of average daily net assets that is paid by First Trust out of its investment advisory fee.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

Computershare, Inc. serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare, Inc. is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid additional annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the Fund was $321,922,075 and $310,310,555, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)


                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Fund at April 30, 2017, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                                      ASSET DERIVATIVES                       LIABILITY DERIVATIVES
                                          -----------------------------------------   --------------------------------------
    DERIVATIVE              RISK            STATEMENT OF ASSETS AND                   STATEMENT OF ASSETS AND
   INSTRUMENTS            EXPOSURE           LIABILITIES LOCATION          VALUE        LIABILITIES LOCATION        VALUE
------------------   ------------------   ---------------------------   -----------   ------------------------   -----------
Interest Rate Swap
   Agreement         Interest Rate Risk   Swap Contracts, at Value      $ 2,760,326   Swap Contracts, at Value   $        --

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2017, on derivative instruments as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
------------------------------------------------------------------------------------------
INTEREST RATE RISK
Net realized gain (loss) on swap  contracts..................................  $  (889,259)
Net change in unrealized appreciation (depreciation) on swap contracts.......    7,675,412

The average volume of interest rate swaps was $165,000,000 for the six months ended April 30, 2017.

The Fund does not have the right to offset financial assets and financial liabilities related to swap contracts on the Statement of Assets and Liabilities.

                                 6. BORROWINGS

The Fund entered into a credit agreement with The Bank of Nova Scotia that has a maximum commitment amount of $725,000,000. The borrowing rate under the facility is equal to the 1-month LIBOR plus 75 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.15% on the undrawn amount of such facility on any date that the loan balance is less than 50% of the total commitment amount. The average amount outstanding between November 1, 2016 and April 30, 2017 was $645,000,000 with a weighted average interest rate of 1.54%. As of April 30, 2017, the Fund had outstanding borrowings of $645,000,000 under this committed facility agreement. The high and low annual interest rates for the six months ended April 30, 2017, were 1.75% and 1.28%, respectively. The interest rate at April 30, 2017, was 1.75%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 22, 2017, the Fund declared a dividend of $0.1525 per share to Common Shareholders of record on June 5, 2017, payable June 15, 2017.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.


      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)


                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Fund held its Annual Meeting of Shareholders ("Annual Meeting") on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Intermediate Duration Preferred & Income Fund as the Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 50,473,755, the number of votes withheld was 803,652 and the number of broker non-votes was 9,488,590. James A. Bowen, Niel B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. The Fund utilizes leverage, which magnifies investment risk.

PREFERRED/HYBRID PREFERRED AND DEBT SECURITIES RISK: Preferred/hybrid preferred and debt securities in which the Fund invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk, as described below. In addition, preferred and hybrid preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

CREDIT AND BELOW INVESTMENT GRADE SECURITIES RISK: The Fund is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests in below investment grade securities, which involve greater risks than investment grade securities, including the possibility of dividend or interest deferral, default or bankruptcy.

LEVERAGE RISK: The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares of the Fund that the Fund may pay will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. Although the Fund seeks to maintain a duration under normal market circumstances, excluding the effects of leverage, of between three and eight years, if the effect of the Fund's use of leverage was included in calculating duration, it could result in a longer duration for the Fund.

CALL/PREPAYMENT AND REINVESTMENT RISK: If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Fund may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Fund.

DURATION RISK: The Fund seeks to maintain, under normal market conditions, a duration, excluding the effects of leverage, of between three and eight years. Various techniques may be used to shorten or lengthen the Fund's duration. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

RISKS OF CONCENTRATION IN THE FINANCIALS SECTOR: Because the Fund invests 25% or more of its managed assets in the financial sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.

INTEREST RATE RISK: The Fund is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Fund invests will decline in value because of rising market interest rates.

FLOATING RATE AND FIXED-TO-FLOATING RATE SECURITIES RISK: The market value of floating rate and fixed-to-floating rate securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the interest rate reset. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate and fixed-to-floating rate securities may decline due to lower coupon payments on floating-rate securities.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

        FIRST TRUST INTERMEDIATE DURATION PREFERRED & INCOME FUND (FPF)
                           APRIL 30, 2017 (UNAUDITED)


CONVERTIBLE SECURITIES/CONTINGENT CONVERTIBLE SECURITIES RISK: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

FOREIGN (NON-U.S.) SECURITIES RISK: Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non U.S. countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

ILLIQUID AND RESTRICTED SECURITIES RISK: The Fund may invest up to 25% of its Managed Assets in illiquid securities and may also invest, without limit, in unregistered or otherwise restricted securities. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors LLC
10 Westport Road
Suite C101
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233-5000

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)  First Trust Intermediate Duration Preferred & Income Fund
             -----------------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   June 20, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:   June 20, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:   June 20, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.